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                                                                    EXHIBIT 21
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                              KENNEDY-WILSON, INC.

                              LIST OF SUBSIDIARIES

                               NAME OF SUBSIDIARY                                 JURISDICTION OF INCORPORATION
1.   11743 Kiowa Partners Corporation                                             California
2.   301 South Fair Oaks, LLC                                                     California
3.   453 Barrington Property Group, Inc.                                          Delaware
4.   5900 Sepulveda Property Group, Inc.                                          California
5.   Ace Capital Holding, Inc.                                                    Caymen Islands
6.   Ace Capital, Inc.                                                            Caymen Islands
7.   Asset One                                                                    Japan
8.   Beverly Crescent LLC                                                         California
9.   Camden Investment Property Group, Inc.                                       California
10.  Carriage Villas Group, Inc.                                                  California
11.  Cathedral Hill Vistas                                                        California
12.  Choei Building Management K.K.                                               Japan
13.  Choei Create K.K.                                                            Japan
14.  Choei Kaihatsu K.K.                                                          Japan
15.  Choei Urban K.K.                                                             Japan
16.  Colony KW Investment Y.K.                                                    Japan
17.  Colony-KW Partners, L.P.                                                     Delaware
18.  Dealco One, Inc.                                                             California
19.  Dealco Two, Inc.                                                             California
20.  Del Mar Pasadena, LLC                                                        California
21.  Downtown NY Properties I, LLC                                                California
22.  Downtown Properties II, LLC                                                  California
23.  E Property, Inc. (formerly e-KWIC, Inc.)                                     California
24.  Ebisu Investors I, LLC                                                       Delaware
25.  Edinger Business Centre Group Inc.                                           California
26.  Hilltop Colony, LLC                                                          California
27.  JUL K.K.                                                                     Japan
28.  Jutaku Ryutoso                                                               Japan
29.  K.A. Capital K.K.                                                            Japan
30.  Kennedy Goldman (HK) Limited                                                 Hong Kong
31.  Kennedy-Goldman Holdings Limited                                             British Virgin Islands
32.  Kennedy-Wilson D.C. Properties, Ltd.                                         Delaware
33.  Kennedy-Wilson Florida Management Inc.                                       Delaware
34.  Kennedy-Wilson Hong Kong, Ltd.                                               Hong Kong
35.  Kennedy-Wilson Hospitality Corp., Inc.                                       California
36.  Kennedy-Wilson International                                                 California
37.  Kennedy-Wilson International of New York, Inc.                               New York
38.  Kennedy-Wilson Japan Co., Ltd.                                               Japan
39.  Kennedy-Wilson Japan K.K.                                                    Japan
40.  Kennedy-Wilson Kentucky Management Inc.                                      Delaware
41.  Kennedy-Wilson Minnesota Management Inc.                                     Delaware
42.  Kennedy-Wilson Nevada Management Inc.                                        Delaware
43.  Kennedy-Wilson Ohio Management, Inc.                                         Delaware
44.  Kennedy-Wilson Pennsylvania Management Inc.                                  Delaware
45.  Kennedy-Wilson Portfolio Fund I, LLC                                         Delaware
46.  Kennedy-Wilson Portfolio Fund II, LLC                                        Delaware
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                               NAME OF SUBSIDIARY                                 JURISDICTION OF INCORPORATION
47.  Kennedy-Wilson Properties Houston Center Ltd.                                Texas
48.  Kennedy-Wilson Properties Ltd.                                               Illinois
49.  Kennedy-Wilson Properties Ltd.                                               Delaware
50.  Kennedy-Wilson Properties of Arizona Ltd.                                    Arizona
51.  Kennedy-Wilson Properties of Colorado Ltd.                                   Colorado
52.  Kennedy-Wilson Properties of Connecticut Ltd.                                Connecticut
53.  Kennedy-Wilson Properties of Delaware, Ltd.                                  Delaware
54.  Kennedy-Wilson Properties of Georgia Ltd.                                    Georgia
55.  Kennedy-Wilson Properties of Indiana Ltd.                                    Indiana
56.  Kennedy-Wilson Properties of Louisiana Ltd.                                  Delaware
57.  Kennedy-Wilson Properties of Maryland Ltd.                                   Maryland
58.  Kennedy-Wilson Properties of Massachusetts Ltd.                              Massachusetts
59.  Kennedy-Wilson Properties of Michigan Ltd.                                   Michigan
60.  Kennedy-Wilson Properties of Missouri Ltd.                                   Missouri
61.  Kennedy-Wilson Properties of New Mexico, Ltd.                                New Mexico
62.  Kennedy-Wilson Properties of New York Ltd.                                   New York
63.  Kennedy-Wilson Properties of North Carolina Ltd.                             North Carolina
64.  Kennedy-Wilson Properties of Oklahoma Ltd.                                   Oklahoma
65.  Kennedy-Wilson Properties of Oregon, Ltd.                                    Oregon
66.  Kennedy-Wilson Properties of Rhode Island Ltd.                               Rhode Island
67.  Kennedy-Wilson Properties of Tennessee Ltd., Corp.                           Tennessee
68.  Kennedy-Wilson Properties of Texas Ltd.                                      Texas
69.  Kennedy-Wilson Properties of Washington Ltd.                                 Washington
70.  Kennedy-Wilson RHA Holding Company, Inc.
71.  Kennedy-Wilson Tech, Ltd.                                                    California
72.  Kennedy-Wilson Virginia Management Inc.                                      Delaware
73.  Kennedy-Wilson Wisconsin Management, Inc.                                    Delaware
74.  KMK K.K.                                                                     Japan
75.  Kona Surf Group, Inc.                                                        California
76.  Kona Surf Investors, LLC                                                     California
77.  Kuhio Group Inc.                                                             California
78.  KW 1055 Wilshire Group, Inc.                                                 California
79.  K-W 601 West Fifth Group, Inc. (KW 6255 Sunset Group, Inc.)                  California
80.  K-W 6380 Wilshire Group, Inc.                                                California
81.  KW 7080 Hollywood Group                                                      California
82.  K-W 801 Flower Group, Inc.                                                   California
83.  K-W Black Oak, Inc.                                                          California
84.  KW Capital Corporation                                                       California
85.  KW Courtyard Homes Group, Inc.                                               California
86.  KW Courtyard Homes, LLC                                                      California
87.  KW Crescent Group, Inc.                                                      California
88.  KW Del Mar Group, Inc.                                                       California
89.  K-W Euclid, Inc.                                                             California
90.  K-W Falcon Crest, Inc.                                                       California
91.  K-W Hilltop, Inc.                                                            California
92.  KW Japan Investments, Inc.                                                   Delaware
93.  KW Kau Group, Inc.                                                           California
94.  KW Kau LLC                                                                   California
95.  KW Kohanaiki Group, Inc.                                                     California
96.  KW Kohanaiki LLC                                                             California
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                               NAME OF SUBSIDIARY                                 JURISDICTION OF INCORPORATION
97.   K-W Laurelwood, Inc.                                                         California
98.   KW Management Svs. Inc.                                                      California
99.   KW Maple Partners, Inc.                                                      California
100.  K-W Mitchell, Inc.                                                           California
101.  KW Paseo Group, Inc.                                                         California
102.  KW Paseo Heights, Inc.                                                       California
103.  KW Paseo Heights, LLC                                                        California
104.  KW Portfolio I, Inc.                                                         Delaware
105.  KW Portfolio II, Inc.                                                        Delaware
106.  K-W Properties                                                               California
107.  KW Properties I                                                              California
108.  K-W Puako Group, Inc.                                                        California
109.  KW Puako LLC                                                                 California
110.  KW Reno Equity, Inc.                                                         California
111.  KW Rochester 24, LLC                                                         California
112.  KW Rochester Group, Inc.                                                     California
113.  KW Rochester, Inc.                                                           California
114.  K-W Santiago Inc.                                                            California
115.  KW SFR Properties Inc.                                                       California
116.  KW Upland Equities, Inc.                                                     California
117.  KW Valencia Group, Inc.                                                      California
118.  K-W Vista Del Valle, LLC                                                     California
119.  KW Westlake 15, Inc.                                                         California
120.  KW-A, LLC                                                                    California
121.  KW-LP Investments, Inc.                                                      California
122.  KWP Financial                                                                California
123.  KWP Financial I                                                              California
124.  KWP Financial II                                                             California
125.  KWP Financial III                                                            California
126.  KWP Financial IV                                                             California
127.  KWP Financial V                                                              California
128.  KWP Financial VI (formerly Falcon Crest)                                     California
129.  May K.K.                                                                     Japan
130.  MBM K.K.                                                                     Japan
131.  MK Property K.K.                                                             Japan
132.  Monarch Investors, Inc.                                                      California
133.  Mutual Capital Mortgage Company                                              California
134.  NOV K.K.                                                                     Japan
135.  OCT K.K.                                                                     Japan
136.  Pacten Valencia Associates, LLC                                              California
137.  Plaza Centre Group, Inc.                                                     California
138.  Prestonwood Group, Inc.                                                      California
139.  R-100 Corp.                                                                  California
140.  Rancho Del Valle Properties Group Inc.                                       California
141.  SFR Properties, LLC                                                          California
142.  Ski Monarch, LLC                                                             California
143.  Southwood Townhomes Group, Inc.                                              California
144.  SSI K.K.                                                                     Japan
145.  SSK K.K.                                                                     Japan
146.  Stonegate Group Inc.                                                         California
147.  TST K.K.                                                                     California
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                                NAME OF SUBSIDIARY                                 JURISDICTION OF INCORPORATION
148.  TUE K.K.                                                                     Japan
149.  VDE Corona Group Inc.                                                        California
150.  Vista Del Valle, LLC                                                         California
151.  Vista Waikoloa Group, Inc.                                                   California
152.  Westborough Court Group, Inc.                                                California
153.  Wilshire & 7th Properties, Inc.                                              California
154.  Wilshire Manning Corp.                                                       Delaware
155.  Wilshire Manning LLC                                                         Delaware
156.  Woodcreek, Inc.                                                              California
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